Supplement dated September 25, 2014 to the Wilmington Funds (the “Trust”)

Prospectus dated August 31, 2014 (the “Prospectus”)

Effective September 25, 2014, the information in the Prospectus with respect to the Wilmington Multi-Manager Real Asset Fund will be amended, supplemented or replaced as follows:

Addition of Sub-Advisor

Effective September 25, 2014, Parametric Portfolio Associates LLC (“Parametric”) will become a sub-advisor to the Wilmington Multi-Manager Real Asset Fund (the “Fund”).

The following amends and replaces information in the sub-section entitled “Investment Sub-Advisors” on page 29 of the Prospectus:

Wilmington Trust Investment Advisors, Inc. (“WTIA”), CBRE Clarion Securities LLC (“CBRE Clarion”), Pacific Investment Management Company, LLC (“PIMCO”) and Parametric Portfolio Associates LLC (“Parametric”).

Portfolio Managers	Title	Service Date (with the Fund)
Thomas R. Pierce, CFA	Chief Investment Strategist at WTIA	2011
George Chen, CFA, CIPM	Vice President and Research Analyst at WTIA	2011
Todd Murphy, CFA, CAIA, CFP	Vice President at WTIA	2014
T. Ritson Ferguson	Chief Executive Officer and Co-Chief Investment Officer at CBRE Clarion	2011
Steven D. Burton	Managing Director and Co-Chief Investment Officer at CBRE Clarion	2011
Joseph P. Smith	Managing Director and Co-Chief Investment Officer at CBRE Clarion	2011
Rahul M. Seksaria	Senior Vice President at PIMCO	2013
Mihir P. Worah	Managing Director, Head of Real Return Portfolio Management Team at PIMCO	2011
David M. Stein, Ph.D.	Chief Investment Officer at Parametric – Seattle Investment Center	2014
Thomas C. Seto	Director of Portfolio Management and Trading at Parametric – Seattle Investment Center	2014

The following replaces information on page 107 of the Prospectus under the sub-section entitled “Sub-Advisors” regarding Parametric:

Parametric Portfolio Associates LLC (“Parametric”) sub-advises a portion of the Multi-Manager International Fund and a portion of the Multi-Manager Real Asset Fund. Parametric is a registered investment advisor with its principal executive office located at 1918 Eighth Avenue, Suite 3100, Seattle, WA 98101. As of June 30, 2014, Parametric had assets under management of approximately $130.5 billion.

The following replaces information on page 107 of the Prospectus under the sub-section entitled “Portfolio Manager Responsibilities” for the Fund:

Multi-Manager Real Asset Fund – Thomas R. Pierce, CFA, George Chen, CFA, CIPM and Todd Murphy, CFA, CAIA, CFP are responsible for the day-to-day management of the Real Asset Fund including the portion allocated to the enhanced cash strategy. T. Ritson Ferguson, Steven D. Burton and Joseph P. Smith oversee the day-to-day management of the portion of the Real Asset Fund allocated to CBRE Clarion. Rahul M. Seksaria and Mihir P. Worah are portfolio managers of the portion of the Real Asset Fund allocated to PIMCO with Mr. Seksaria primarily responsible for the day-to-management of the PIMCO-managed portion. David M. Stein, Ph.D. and Thomas C. Seto oversee the day-to-day management of the portion of the Real Asset Fund allocated to Parametric.

The current biographies for David M. Stein, Ph.D. and Thomas C. Seto are included on pages 108-113 of the Prospectus under the sub-section entitled “Portfolio Manager Biographies”.

Please keep this Supplement for future reference.

Supplement dated September 25, 2014 to the Wilmington Funds (the “Trust”)

Statement of Additional Information dated August 31, 2014 (the “SAI”)

Wilmington Multi-Manager Real Asset Fund (the “Fund”)

Effective September 25, 2014, Parametric Portfolio Associates LLC (“Parametric”) will become a sub-advisor to the Fund.

The following amends and replaces the information pertaining to the Fund on page 82 of the SAI:

MULTI-MANAGER REAL ASSET FUND

The sub-advisors to the Multi-Manager Real Asset Fund are CBRE Clarion Securities LLC (“CBRE Clarion”), Pacific Investment Management Company LLC (“PIMCO”) and Parametric Portfolio Associates LLC (“Parametric”), each of which are registered investment advisors. In addition, WFMC, the investment advisor, directly manages the portions of the Multi-Manager Real Asset Fund allocated to the inflation-protected and fixed-income securities strategy (e.g., “TIPS”) and to the enhanced cash strategy.

CBRE Clarion, located at 201 King of Prussia Road, Suite 600, Radnor, PA 19087, is an indirect, majority-owned subsidiary of CB Richard Ellis Group Inc.

PIMCO, located at 840 Newport Center Drive, Newport Beach, CA 92660, is a Delaware limited liability company and is a majority-owned subsidiary of Allianz Global Investors of America L.P., (“AGI LP”) with a minority interest held by PIMCO Partners, LLC. PIMCO Partners, LLC is owned by the current managing directors and executive management of PIMCO. AGI LP was organized as a limited partnership under Delaware law in 1987. AGI LP’s sole general partner is Allianz Global Investors of America LLC, a Delaware limited liability company. Allianz Global Investors of America LLC has two members, Allianz of America, Inc., a Delaware corporation which owns a 99.9% non-managing interest and Allianz Global Investors of America Holdings Inc., a Delaware corporation which owns a 0.1% managing interest. Allianz Global Investors of America Holdings Inc. is a wholly-owned subsidiary of Allianz Global Investors Aktiengesellschaft. Allianz Global Investors Aktiengesellschaft is owned 25.53% by AZ-Argos 6 Vermoegensverwaltungsgesellschaft mbH and 74.47% by Allianz Societas Europaea (“Allianz SE”). AZ-Argos 6 Vermoegensverwaltungsgesellschaft mbH is wholly-owned by Allianz Finanzbeteiligungs GmbH which is wholly owned by Allianz SE. Allianz of America, Inc. is wholly-owned by Allianz SE. Allianz SE indirectly holds a controlling interest in Allianz Global Investors of America L.P. Allianz SE is a European-based, multinational insurance and financial services holding company.

Parametric is located at 1918 Eighth Avenue, Suite 3100, Seattle, WA 98101.

The Multi-Manager Real Asset Fund is directly responsible for paying each of its sub-advisors the following sub-advisory fees as a percentage of average daily net assets allocated to and managed by a sub-advisor:

SUB-ADVISOR	SUBADVISORY FEE AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS (“ASSETS”)
CBRE Clarion	0.65% of the first $50 million in assets; 0.55% of the next $50 million in assets; and 0.45% of Assets over $100 million

PIMCO

For assets allocated to PIMCO’s Global Real Return strategy: 0.25% of the Assets allocated to PIMCO’s Global Real Return strategy; for assets allocated to PIMCO’s Emerging Market (EM) Local Bonds strategy:

0.50% on the first $100 million of average daily net assets allocated to PIMCO’s Emerging Market (EM) Local Bonds strategy and 0.45% of average daily net assets over $100 million allocated to PIMCO’s Emerging Market (EM) Local Bonds strategy.

Based on the current allocation of 85% and 15% to the PIMCO Global Real Return strategy and the Emerging Market (EM) Local Bonds strategy, respectively, PIMCO is expected to receive a monthly portfolio management fee at the annual rate of 0.2875% on the average daily net assets under PIMCO’s management

Parametric	0.25% of the first $20 million in assets; 0.20% of the next $20 million in assets; and 0.15% of asset in excess of $40 million

The information regarding Parametric on page 91 of the SAI will also apply to the portion of assets managed by Parametric for the Fund.

Please keep this Supplement for future reference.

The following amends and replaces the “Addresses” information pertaining to Sub-Advisors to the Fund in the SAI:

Sub-advisors to Wilmington Multi-Manager Real Asset Fund

CBRE Clarion Securities LLC

201 King of Prussia Road, Suite 600

Radnor, Pennsylvania 19087

Pacific Investment Management Company, LLC

840 Newport Center Drive

Newport Beach, California 92660

Parametric Portfolio Associates LLC

1918 Eighth Avenue, Suite 3100

Seattle, Washington 98101

Please keep this Supplement for future reference.